SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): APRIL 12, 1999


                             DELICIOUS BRANDS, INC.
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             (Exact name of registrant as specified in its charter)


        DELAWARE                000-24941          06-1255882
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(State or Other Jurisdiction   (Commission       (IRS Employer
     of Incorporation)         File Number)   Identification No.)


                 2070 MAPLE STREET, DES PLAINES, ILLINOIS 60018
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                 (Address of Principal Executive Offices)


Registrant's telephone number, including area code: (847)669-3200

Item 5.  OTHER EVENTS.

                  On April 12, 1999, Delicious Brands Inc. (NASDAQ: DBSI) (the "Company") issued and sold 35,000 shares of Series B Convertible Preferred Stock, $.01 par value per share (the "Series B Convertible Stock"), and a Warrant (the "Warrant") to purchase 700,000 shares of common stock, $.01 par value per share ("Common Stock"), to Little Meadow Corp. (the "Purchaser") in a private securities transaction. The Series B Convertible Stock is initially convertible into 175,000 restricted shares of Common Stock. The initial exercise price of the Warrant is $.01 per share, and the Warrant has a term of ten years. The aggregate purchase price of the Series B Convertible Stock and the Warrant was $1,750,000. Pursuant to the terms of the Securities Purchase Agreement, dated April 12, 1999, by and between the Company and the Purchaser (the "Securities Purchase Agreement"), the Purchaser has the right to appoint two directors. For additional information, reference is made to (i) the Press Release, dated April 13, 1999, which is incorporated herein by reference and is attached hereto as Exhibit 99.1, (ii) the Securities Purchase Agreement, which is incorporated herein by reference and is attached hereto as Exhibit 10.1,
(iii) the Warrant to purchase 700,000 shares of Common Stock, which is incorporated herein by reference and is attached hereto as Exhibit 4.1, and (iv) the Certificate of the Designations, Powers, Preferences and Rights of the Series B Convertible Preferred Stock dated April 12, 1999, which is incorporated herein by reference and is attached hereto as Exhibit 3.1.

Item 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (C) EXHIBITS
         EXHIBIT NO.                                          EXHIBIT

          3.1 Certificate of the Designations, Powers, Preferences and Rights of the Series B Convertible Preferred Stock, dated April 12, 1999.
          4.1 Warrant to Purchase 700,000 Shares of Common Stock, dated April 12, 1999.
         10.1 Securities Purchase Agreement, dated April 12, 1999, by and between Delicious Brands, Inc. and Little Meadow Corp.
         99.1                       Press Release, dated April 14, 1999.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     DELICIOUS BRANDS, INC.
                                                     ----------------------
                                                     (Registrant)



Dated: April 14, 1999              By: /S/   JEFFRY W. WEINER
                                       ----------------------
                                       Name:  Jeffry W. Weiner
                                       Title: Executive Vice President and
                                       Chief Financial Officer

                                  EXHIBIT INDEX



          3.1 Certificate of the Designations, Powers, Preferences and Rights of the Series B Convertible Preferred Stock, dated April 12, 1999.
          4.1 Warrant to Purchase 700,000 Shares of Common Stock, $.01 par value per share, dated April 12, 1999.
         10.1              Securities Purchase Agreement, dated April 12,
                           1999, by and between Delicious Brands, Inc. and Little Meadow Corp.
         99.1              Press Release, dated April 14, 1999.